Scudder
Short Term
Bond Fund

Annual Report
December 31, 1998

Pure No-Load(TM) Funds

Seeks to provide a high level of income consistent with a high degree of principal stability.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER           (logo)

                          Scudder Short Term Bond Fund

--------------------------------------------------------------------------------
Date of Inception: 4/2/84    Total Net Assets as of      Ticker Symbol:  SCSTX
                             12/31/98: $992 million
--------------------------------------------------------------------------------

o Interest rates generally declined and bond prices rose over the year with long-term U.S. Treasury securities providing the best performance, especially in the third quarter.

o Scudder Short Term Bond Fund provided a total return of 4.34% for the period.

o The Fund maintained its four star rating from Morningstar(TM) for its risk-adjusted performance among 1,488 taxable bond funds as of December 31, 1998^1.



                                Table of Contents

  3 Letter from the Fund's President       17 Financial Highlights
  4 Performance Update                     18 Notes to Financial Statements
  5 Portfolio Summary                      22 Report of Independent Accountants
  6 Portfolio Management Discussion        23 Shareholder Meeting Results
  9 Glossary of Investment Terms           24 Officers and Trustees
 10 Investment Portfolio                   25 Investment Products and Services
 14 Financial Statements                   26 Scudder Solutions



^1 Source: Morningstar. Ratings are subject to change monthly and are calculated from the Fund's 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. In an investment category, the top 10% of funds receive 5 stars and the next 22.5% receive 4 stars. In the taxable bond category, the Fund received a 4-star rating for the three-year period, a 3-star rating for the five-year period and a 4-star rating for the ten-year period among 1,488, 987, and 368 funds, respectively. Past performance is no guarantee of future results.


                        2 - Scudder Short Term Bond Fund

                        Letter from the Fund's President

Dear Shareholders,

   The past year has been a nerve-wracking period for many investors. Although 1998 closed with most asset classes posting strong returns, extreme volatility and dramatic news events left market participants on edge for much of the year. For the better part of this decade, the investment environment in the United States has been marked by solid economic growth, low inflation, and falling interest rates. With a great deal of media attention focused on these trends, it was easy for investors to lose sight of the fact that such ideal conditions might not always prevail. When the various global crises began to destabilize the markets this summer, even relatively conservative investments -- such as the high-quality corporate bonds held in Short Term Bond Fund -- could not escape the downdraft. As the subsequent rebound has demonstrated, however, a long-term perspective that stresses the importance of patience and diversification continues to be a sound investment philosophy.

   Scudder Short Term Bond Fund posted a total return of 4.34%, for the period, and provided a 30-day net annualized SEC yield of 5.23% as of December 31. A detailed discussion of the market conditions, investment strategy, and outlook of the Fund's management team begins on page 6.

   For those of you who are interested in new Scudder products, we recently introduced Scudder Corporate Bond Fund, which seeks to provide a high level of current income by investing in a portfolio consisting primarily of investment grade bonds. The Fund's management team will utilize a research-intensive process to diversify among intermediate-term corporate bonds in a wide range of sectors and industries, and to seek below-investment grade issues positioned for credit rating improvements. Scudder Corporate Bond Fund is a compelling option for investors seeking high monthly income, as well as those wishing to increase their fixed income exposure.

   Thank you for your continued investment in Scudder Short Term Bond Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-225-2470, or visit our Web site at www.scudder.com.

   Sincerely,

   /s/Daniel Pierce

   Daniel Pierce
   President,
   Scudder Short Term Bond Fund

                        3 - Scudder Short Term Bond Fund

                   Performance Update as of December 31, 1998

----------------------
Fund Index Comparisons
----------------------
                              Total Return
---------------------------------------------------
Period Ended   Growth of                    Average
12/31/98       $10,000        Cumulative    Annual
---------------------------------------------------
Scudder Short Term Bond Fund
---------------------------------------------------
1 Year         $  10,434         4.34%       4.34%
5 Year         $  12,374        23.74%       4.35%
10 Year*       $  20,094       100.94%       7.23%
---------------------------------------------------
Salomon Brothers Inc. Treasury/Government
Sponsored Corporate Index (1-3 years)
---------------------------------------------------
1 Year         $  10,695         6.95%       6.95%
5 Year         $  13,386        33.86%       6.00%
10 Year*       $  20,484       104.84%       7.43%
---------------------------------------------------


------------------------------
Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

            Salomon Brothers Inc.
            Treasury/Government
            Sponsored Corporate Index    Scudder Short Term Bond
            (1-3 years)                  Fund
            -------------------------    -----------------------

          '88        10000                        10000
          '89        11092                        11328
          '90        12170                        12448
          '91        13611                        14237
          '92        14488                        15011
          '93        15303                        16239
          '94        15396                        15773
          '95        17073                        17467
          '96        17955                        18141
          '97        19152                        19259
          '98        20484                        20094

                      Yearly periods ended December 31

Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years) is composed of Treasury, Government Sponsored Agency, and Corporate securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


---------------------------------
Returns and Per Share Information
---------------------------------

Yearly Periods Ended

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                1989      1990      1991      1992       1993      1994      1995      1996       1997      1998
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value              $ 11.71    $ 11.72   $ 12.25   $ 11.93   $ 12.01    $ 10.91   $ 11.35   $ 11.05   $ 11.04    $ 10.87
-----------------------------------------------------------------------------------------------------------------------------------
Income Dividends             $   .83    $  1.09   $  1.08   $   .96   $   .80    $   .76   $   .71   $   .72   $   .67    $   .64
-----------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions  $   .09    $    --   $    --   $    --   $   .07    $    --   $    --   $    --   $    --    $    --
-----------------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)          13.20       9.88     14.38      5.43      8.18      -2.87     10.74      3.86      6.17       4.34
-----------------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)         10.93       9.70     11.85      6.44      5.63        .60     10.89      5.16      6.67       6.95
-----------------------------------------------------------------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not reimbursed the Fund, the one year total return for the Fund for the year ended December 31, 1998 would have been lower.

* The Fund, with its current name and objective, commenced operations on July 3, 1989. Performance figures include the performance of its predecessor, the General 1994 Portfolio of Scudder Target Fund. Since adopting its current objective, the cumulative and average annual returns are 86.39% and 6.77%, respectively.


                        4 - Scudder Short Term Bond Fund

                    Portfolio Summary as of December 31, 1998

---------------
Diversification
---------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Corporate Bonds                      27%
       U.S. Government & Treasury
         Obligations                        21%
       Asset-Backed Securities              19%
       Collateralized Mortgage Obligations  13%
       Government National Mortgage
         Association                         7%
       U.S. Government Agency Pass-Thrus     7%
       Cash Equivalents                      5%
       Foreign Bonds-- U.S.$ Denominated     1%
   ---------------------------------------------
                                           100%
   ---------------------------------------------

   The high relative yields of corporate bonds have prompted us to increase our weighting in this sector.


-------
Quality
-------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       U.S. Government & Treasury
         Obligations                        35%
       AAA*                                 24%
       AA                                   10%
       A                                     7%
       BBB                                  23%
       NR                                    1%
   ---------------------------------------------
                                           100%
   ---------------------------------------------
   Weighted Average Quality: AA
   *Category includes cash equivalents

   We have maintained an emphasis on high quality bonds.


------------------
Effective Maturity
------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Under 1 year                         20%
       1 - 5 years                          76%
       5 - 8 years                           3%
       8 years or greater                    1%
   ---------------------------------------------
                                           100%
   ---------------------------------------------

   Weighted average effective maturity: 2.72 years

   As rates declined throughout the year, we gradually increased the Fund's duration.


For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                        5 - Scudder Short Term Bond Fund

                         Portfolio Management Discussion

In the following interview, Lead Portfolio Manager Stephen Wohler discusses Scudder Short Term Bond Fund's strategy and the market environment in the twelve-month period ended December 31, 1998.

Q: How would you characterize the investment environment over the last twelve months?

A: The past year certainly has been a roller coaster ride for fixed-income investors. In the first half of the year, bonds benefited from the favorable combination of moderate growth, low inflation, and a surplus in the Federal budget. In July, however, financial markets began to unravel following Russia's debt default and the bailout of the U.S. hedge fund Long Term Capital Management. In the months following these events, yields on Treasuries fell to historic lows (and prices rose) as investors sought the highest quality, most liquid issues available. Prices of corporate bonds and asset-backed securities, on the other hand, fell sharply when liquidity evaporated from the market. This trend reversed course in late September and early October, when the Federal Reserve's decision to cut the Fed Funds rate three times in seven weeks spurred bond prices upward. To some degree, this was just what the markets needed. In the fourth quarter, Treasuries gave up two-thirds of their third quarter gains when recession fears abated, helping corporate bonds, mortgages, and asset-backed securities to outperform Treasuries for the first time in 1998.

Q: How did the Fund perform in this difficult environment?

A: The Fund posted a total return of 4.34% for the twelve-month period, trailing the 6.95% return of its unmanaged benchmark, the Salomon Brothers
Treasury/Government Sponsored Corporate Index. The primary reason for the underperformance was a yield-oriented strategy which led us to overweight corporate, asset-backed securities and mortgages. While we retained a positive outlook on the fundamental strengths of the Fund's holdings, events in the overall bond market adversely affected these issues regardless of their individual merits.

Q: What factors led you to take this overweighted position in corporate bonds?

A: Our goal is to take a prudent, long-term approach to investing in high quality securities, with safety as a primary consideration. In general, we feel that a substantial position in corporate bonds can provide superior risk-adjusted returns due to the higher yield and low credit risk of the issues in which we invest. Unfortunately, exogenous shocks of the kind we experienced in 1998 will occasionally create havoc in the bond market and hurt the prices of even the highest quality debt. Believing that the panic of this past summer was greatly overdone, we decided that it would be unwise to sell into the falling market, and were positioned to benefit from the fourth quarter rebound as a result. Going forward, we continue to find corporates of intermediate maturities -- primarily three to five years -- particularly attractive. The combination of valuations not seen since the recession of 1990-91, yields that remain at historically high levels relative to government issues, and a tame inflation outlook should allow our holdings in the corporate bond sector to weather a full range of economic conditions.


                        6 - Scudder Short Term Bond Fund

Q: What sectors did you find attractive within the corporate bond market?

A: As economic growth decelerated over the year, we assumed a defensive posture by favoring bonds in non-cyclical industries. Bonds issued by companies that are in economically sensitive businesses such as steel, paper, or railroads tend to fall further when a recession appears to be imminent. By investing in sectors such as media and consumer non-durables, we have increased exposure to industries whose revenue streams tend to remain stable even in diverse economic conditions. For example, we own bonds in the media sector issued by TCI which stands to benefit from the strong demand for communications infrastructure. Safeway, a supermarket chain, is another issuer whose financial stability should remain intact even in the event of a recession. We have also added other non-cyclicals, including Xerox, Kellogg and Cadbury Schweppes, to our corporate holdings. We believe that these companies have solid financial positions and the potential to perform well in the slower growth environment we expect in 1999.

Q: How did you position the remainder of the portfolio?

A: The Fund benefited from two decisions we made with respect to government issues. First, we increased our weighting in Treasuries and agency notes to 21% throughout the course of the year, which is a relatively high percentage compared to our historical average. When Treasuries soared in the late summer, this position provided a buffer to our holdings in the corporate sector. Second, we decreased our weighting in mortgage-backed issues, believing that the falling rate environment would hurt total return by sparking a wave of homeowner


                        7 - Scudder Short Term Bond Fund
refinancing activity. While this is indeed what transpired, the attractive yields and moderate risk offered by mortgages by the end of the quarter prompted us to begin adding to this position once again.

Q: What was your strategy with respect to duration?

A: Duration measures a portfolio's sensitivity to interest rate changes, and is adjusted by altering the mix of securities. The shorter a portfolio's duration, the less its net asset value will be affected by rising interest rates. In the early part of the year, the Fund's duration was fairly short -- in the 1.6 to
1.8 year range -- to guard against a possible rise in short term interest rates. As rates moved higher toward the end of the fourth quarter, however, we increased duration to 2.0 years.

Q: What is your outlook for the months ahead?

A: While we see an outside chance of a recession in 1999, we feel that a slowdown is a more likely scenario. In addition, inflation remains low and is moving lower, the Federal budget remains in surplus, and real interest rates in the U.S. are relatively high compared to those of other industrialized nations. While such an environment may be favorable for interest rates, it can be harmful to lower quality corporate bonds. As a consequence, we will maintain a diversified portfolio with a continued focus on higher quality corporate issues, which can offer both attractive yields and relative safety of principal. We believe that in this environment, the higher yields of corporates and mortgage backed securities more than sufficiently compensate investors for additional risks.


                               Scudder Short Term
                                   Bond Fund:
                          A Team Approach to Investing

  Scudder Short Term Bond Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Stephen A. Wohler, Lead Portfolio Manager, is responsible for the Fund's day-to-day operations and overall investment strategy. Mr. Wohler joined the Adviser in 1979 and has over 20 years of experience managing fixed income investments. Robert S. Cessine, Portfolio Manager, joined the team in 1998 and helps set the Fund's investment strategy. Mr. Cessine joined the Adviser in 1993 and has over 16 years of investment and financial services industry experience.


                        8 - Scudder Short Term Bond Fund

                          Glossary of Investment Terms


CYCLICAL COMPANIES         Companies whose earnings fluctuate with the
                           business cycle. Cyclical industries include steel, cement, paper, machinery, and autos.

DURATION A measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond will change by approximately 5% for a 100-basis point change in yield.

LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time. When trading activity dries up in a particular market, it is said to be "illiquid."

REAL INTEREST RATES        The nominal interest rate minus the inflation
                           rate. For example, if the U.S. 30-year Treasury bond is yielding 5% and inflation is running at 1%, the real yield is 4%.

30-DAY SEC YIELD           The standard yield reference for bond funds, based
                           on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings capability of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

TOTAL RETURN               The most common yardstick to measure the performance
                           of a fund or investment. Total return-- annualized or compounded-- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

YIELD CURVE                A graph plotting the yields of all bonds of the
                           same quality with maturities ranging from the shortest to the longest available. The resulting curve shows the relationship between short-, intermediate-, and long-term interest rates.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                        9 - Scudder Short Term Bond Fund

                  Investment Portfolio as of December 31, 1998

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.2%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/1998 at 5%,
  to be repurchased at $11,362,308 on 1/4/1999, collateralized by a $11,270,000                                    -----------
  U.S. Treasury Bond, 3.625%, 1/15/2008 (Cost $11,356,000) ..............................     11,356,000            11,356,000
                                                                                                                   -----------
Short-Term Notes 3.5%
------------------------------------------------------------------------------------------------------------------------------
American Express Credit Corp., 5.71%, 1/4/1999 ..........................................     10,000,000            10,000,000
Ford Motor Credit Corp., 5.767%, 1/6/1999 ...............................................     10,000,000            10,000,000
General Motors Acceptance Corp., 5.817%, 1/6/1999 .......................................      5,000,000             5,000,000
Household Finance Corp., 5.713%, 1/7/1999 ...............................................     10,000,000            10,000,000
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Notes (Cost $35,000,000)                                                                           35,000,000
------------------------------------------------------------------------------------------------------------------------------

U.S. Government & Treasury Obligations 20.8%
------------------------------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank, 5.625%, 9/2/2003 ..............................................      7,190,000             7,225,950
Federal Home Loan Bank, 5.5%, 4/14/2000 .................................................     10,000,000            10,062,500
Federal Home Loan Bank, 5.625%, 3/19/2001 ...............................................     20,000,000            20,265,600
Federal Home Loan Bank, 5.125%, 9/15/2003 ...............................................     40,000,000            40,192,000
Federal Home Loan Mortgage Corp., 5.75%, 7/15/2003 ......................................     20,000,000            20,515,600
Federal National Mortgage Association, 5.625%, 3/15/2001 ................................     20,000,000            20,293,800
U.S. Treasury Note, 5.875%, 11/30/2001 ..................................................     15,000,000            15,506,250
U.S. Treasury Note, 5.625%, 12/31/2002 ..................................................     60,000,000            61,996,800
U.S. Treasury Note, 5.5%, 5/31/2003 .....................................................     10,000,000            10,325,000
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government & Treasury Obligations (Cost $205,666,829)                                                   206,383,500
------------------------------------------------------------------------------------------------------------------------------

Government National Mortgage Association 7.4%
------------------------------------------------------------------------------------------------------------------------------
11.5% with various maturities to 7/20/2020 ..............................................     11,404,180            12,722,262
11.0% with various maturities to 10/20/2020 .............................................      1,267,267             1,380,084
9.0%, 11/15/2020 ........................................................................        165,748               178,126
10.0% with various maturities to 1/20/2022 ..............................................      2,648,977             2,839,981
8.0% with various maturities to 12/15/2023 ..............................................     54,230,659            56,386,688
------------------------------------------------------------------------------------------------------------------------------
Total Government National Mortgage Association (Cost $73,376,068)                                                   73,507,141
------------------------------------------------------------------------------------------------------------------------------

U.S. Government Agency Pass-Thrus 6.7%
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 7.5%, 4/1/2013 ........................................     38,884,917            39,978,359
Federal Home Loan Mortgage Corp., 9.5%, 8/1/2016 ........................................      4,782,377             5,147,751
Federal National Mortgage Association, 8.0%, 12/1/2012 ..................................      8,969,657             9,235,877
Federal National Mortgage Association, 8.5% with various maturities to 8/1/2022 .........     11,008,373            11,577,720
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Pass-Thrus (Cost $66,157,499)                                                          65,939,707
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       10 - Scudder Short Term Bond Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations 13.4%
------------------------------------------------------------------------------------------------------------------------------
Citicorp Mortgage Securities Inc., Series 1997-3, 7%, 8/25/2027 .........................      5,261,456             5,243,369
Countrywide Funding Corp., Series 1994-2 A8, 6.5%, 2/25/2009 ............................        333,884               332,528
Federal Home Loan Mortgage Corp., Series 1719-C at principal only, 4/15/1999 ............      6,478,654             6,415,892
First Bank System Inc., Series 1993-F, 7.07%, 11/25/2024 ................................     11,051,150            11,037,336
General Electric Capital Mortgage Services, Inc., Series 1992-E, 7%, 1/25/2008 ..........      6,288,207             6,309,776
General Electric Capital Mortgage Services, Inc., Series 1994-21A, 6.5%, 8/25/2009 ......     12,441,362            12,414,116
General Electric Capital Mortgage Services, Inc., Series 1994-27, 6.5%, 7/25/2024 .......      3,309,220             3,297,844
Morgan Stanley Capital Investment Inc., 6.25%, 7/15/2007 ................................      7,733,828             7,895,151
Mortgage Index Amortizing Trust, Series 1997-1, 6.682%, 8/25/2004 .......................     14,000,000            14,293,125
Norwest Asset Securities Corp., Series 1996-5 A13, 7.5%, 11/25/2026 .....................      8,203,577             8,188,196
Norwest Asset Securities Corp., Series 1998-23 A2, 6.75%, 10/25/2028 ....................     13,667,733            13,680,547
Residential Funding Mortgage Securities, Series 1996-S15, 7.75%, 1/25/2007 ..............      7,726,322             7,798,756
Residential Funding Mortgage Securities, Series 1993-A5, 7.068%, 10/25/2023 .............     11,398,655            11,363,035
Residential Funding Mortgage Securities I Inc., Series 1997-S19 A6, 6.5%, 12/25/2012 ....     18,276,166            18,267,028
Residential Funding Mortgage Securities I Inc., Series 1997-S13 A8, 7.1%, 9/25/2027 .....      6,525,977             6,516,188
------------------------------------------------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (Cost $133,655,160)                                                      133,052,887
------------------------------------------------------------------------------------------------------------------------------

Foreign Bonds-- U.S.$ Denominated 0.9%
------------------------------------------------------------------------------------------------------------------------------
Cadbury Schweppes, PLC, 6.25%, 10/4/1999 (Cost $9,028,620) ..............................      9,000,000             9,072,000
                                                                                                                   -----------
Asset Backed 18.8%
------------------------------------------------------------------------------------------------------------------------------
Manufacturing 1.3%
PBG Equipment Trust, Series 1A, 6.27%, 1/20/2012 ........................................     13,106,078            13,219,183
                                                                                                                   -----------
Health 1.3%
Bally's Health & Tennis Master Trust, 8.43%, 8/15/2002 ..................................     13,000,000            13,016,250
                                                                                                                   -----------
Credit Card Receivables 2.6%
Advanta Corp., Series 1997-2 A3, 7.3%, 10/25/2022 .......................................     10,500,000            10,632,891
First USA Bank, Series 1994-1, 7.45%, 4/15/1999 .........................................      4,528,302             4,530,792
Proffitt's, Inc. Credit Card Master Trust, 6%, 9/15/2004 ................................     10,000,000            10,173,750
                                                                                                                   -----------
                                                                                                                    25,337,433
                                                                                                                   -----------
Home Equity Loans 3.8%
AFC Home Equity Loan Trust, Series 1990-3A, 9.6%, 7/26/2005 .............................        766,332               770,163
AFC Home Equity Loan Trust, Series 1992-3A, 7.05%, 8/15/2007 ............................        385,789               383,860
CTS Home Equity Loan Trust, Series 1991-1A, 8.8%, 1/15/2006 .............................        215,993               216,600
Contimortgage Home Equity Loan Trust, Series 1997-3 M1-F, 7.31%, 8/15/2028 ..............     18,500,000            18,950,938
Contimortgage Net Interest Margin Notes, Series 1997-3, 7.23%, 7/16/2028 ................      5,069,196             4,959,892

    The accompanying notes are an integral part of the financial statements.


                        11 - Scudder Short Term Bond Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Green Tree Home Equity Loan Trust, Series 1997-B A5, 7.15%, 5/15/2025 ...................      9,600,000             9,703,500
Old Stone Credit Corp. Home Equity Loan, Series 1992-2, 6.95%, 5/15/2007 ................      2,242,167             2,243,557
Old Stone Credit Corp. Home Equity Loan, Series 1993-1, 5.85%, 3/15/2008 ................        550,779               549,316
                                                                                                                   -----------
                                                                                                                    37,777,826
                                                                                                                   -----------
Automobile Receivables 1.5%
World Omni Automobile Lease Securitization Trust, Series 1996-B, 6.85%,
  11/15/2002 ............................................................................     14,902,241            14,766,025
                                                                                                                   -----------
Manufactured Housing Receivables 8.3%
Associated Manufactured Housing Corp., Series 1997-1 B1, 7.6%, 6/15/2028 ................      8,000,000             7,718,750
Green Tree Financial Corp., Securitized NIM, Series 1994-A, 6.9%, 2/15/2004 .............     11,710,998            11,766,808
Green Tree Financial Corp., Securitized NIM, Series 1994-B, 7.85%, 7/15/2004 ............      9,737,911             9,873,329
Green Tree Financial Corp., Series 1995-3 B2, 8.1%, 8/15/2025 ...........................     20,636,400            19,003,222
Green Tree Financial Corp., Series 1995-5 B2, 7.65%, 9/15/2026 ..........................      9,000,000             7,916,836
Green Tree Financial Corp., Series 1995-8 B1, 7.3%, 12/15/2026 ..........................      9,500,000             9,252,852
Green Tree Financial Corp., Series 1996-5 B2, 8.45%, 7/15/2027 ..........................      9,998,413             9,190,728
Merrill Lynch Mortgage Investors Inc., Series 1992-B, 8.5%, 4/15/2012 ...................      8,126,384             8,047,640
                                                                                                                   -----------
                                                                                                                    82,770,165
------------------------------------------------------------------------------------------------------------------------------
Total Asset Backed (Cost $190,599,739)                                                                             186,886,882
------------------------------------------------------------------------------------------------------------------------------

Corporate Bonds 27.3%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 1.5%
Wal-Mart Stores Inc., 5.85%, 6/1/2000 ...................................................     15,000,000            15,075,000
                                                                                                                   -----------
Consumer Staples 3.1%
Kellogg Co., 5.75%, 2/2/2001 ............................................................     10,000,000            10,100,000
Philip Morris Companies Inc., 6.15%, 3/15/2000 ..........................................     15,000,000            15,037,500
Safeway Inc., 5.875%, 11/15/2001 ........................................................      6,000,000             6,022,560
                                                                                                                   -----------
                                                                                                                    31,160,060
                                                                                                                   -----------
Communications 1.1%
AT&T Capital Corp., 6.25%, 5/15/2001 ....................................................     11,000,000            10,813,000
                                                                                                                   -----------
Financial 13.6%
American Health Properties, Inc. (REIT), 7.05%, 1/15/2002 ...............................      2,200,000             2,287,208
BANC ONE CORP., 6.25%, 10/1/2001 ........................................................     10,000,000            10,217,400
Citicorp, 8.03%, 2/15/2000 ..............................................................     15,000,000            15,436,950
Colonial Realty LP (REIT), 7.5%, 7/15/2001 ..............................................      4,000,000             4,040,280
ERP Operating LP (REIT), 8.5%, 5/15/1999 ................................................      4,100,000             4,132,431
General Electric Capital Corp., 6.02%, 5/4/2001 .........................................     15,000,000            15,108,000
Home Savings of America, 6%, 11/1/2000 ..................................................        500,000               503,115
NationsBank Corp., 5.75%, 3/15/2001 .....................................................     19,000,000            19,181,070

    The accompanying notes are an integral part of the financial statements.


                        12 - Scudder Short Term Bond Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Oasis Residential Inc. (REIT), 6.75%, 11/15/2001 ........................................     13,400,000            13,141,916
Oasis Residential Inc. (REIT), 7%, 11/15/2003 ...........................................     15,000,000            14,617,800
Spieker Properties, Inc. (REIT), 6.65%, 12/15/2000 ......................................     15,000,000            15,072,300
Spieker Properties, Inc. (REIT), 6.8%, 12/15/2001 .......................................      5,500,000             5,527,720
Spieker Properties, Inc. (REIT), 6.95%, 12/15/2002 ......................................      3,500,000             3,519,705
Sun Communities, Inc. (REIT), 7.625%, 5/1/2003 ..........................................      5,850,000             6,206,441
Susa Partnership LP (REIT), 7.125%, 11/1/2003 ...........................................      5,400,000             5,354,262
                                                                                                                   -----------
                                                                                                                   134,346,598
                                                                                                                   -----------
Media 0.6%
Tele-Communications, Inc., 7.375%, 2/15/2000 ............................................      6,000,000             6,130,500
                                                                                                                   -----------
Manufacturing 1.0%
Equistar Chemical Corporation, 9.125%, 3/15/2002 ........................................      9,000,000             9,404,910
                                                                                                                   -----------
Technology 2.6%
Raytheon Co., 6.45%, 8/15/2002 ..........................................................     15,000,000            15,384,300
Xerox Corp., 5.5%, 11/15/2003 ...........................................................     10,000,000            10,062,720
                                                                                                                   -----------
                                                                                                                    25,447,020
                                                                                                                   -----------
Energy 1.8%
Lyondell Petrochemical Co., 9.75%, 9/4/2003 .............................................      4,600,000             5,329,422
Vastar Resources, Inc., 6%, 4/20/2000 ...................................................     12,500,000            12,576,500
                                                                                                                   -----------
                                                                                                                    17,905,922
                                                                                                                   -----------
Metals & Minerals 1.5%
Alcan Aluminium Ltd., 9.625%, 7/15/2019 .................................................     14,000,000            14,882,140
                                                                                                                   -----------
Utilities 0.5%
Detroit Edison Co., 5.93%, 2/1/2001 .....................................................      5,000,000             5,053,000
------------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $270,708,638)                                                                          270,218,150
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $995,548,553) (a)                                                       991,416,267
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $995,548,553. At December 31, 1998, net unrealized depreciation for all securities based on tax cost was $4,132,286. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,206,532 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $9,338,818.

      Abbreviations and other acronyms used in this portfolio:
      ----------------------------------------------------------------------
      REIT      Real Estate Investment Trust
      NIM       Net Interest Margin

      Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. All separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

    The accompanying notes are an integral part of the financial statements.


                        13 - Scudder Short Term Bond Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                             as of December 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $995,548,553) .................   $  991,416,267
                 Cash ..................................................................          563,518
                 Interest receivable ...................................................        9,065,056
                 Receivable for Fund shares sold .......................................        1,120,014
                 Other assets and receivables ..........................................          170,866
                                                                                           ----------------
                 Total assets ..........................................................    1,002,335,721
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Dividends payable .....................................................        1,034,319
                 Payable for Fund shares redeemed ......................................        8,236,583
                 Accrued management fee ................................................          478,091
                 Other payables and accrued expenses ...................................          646,450
                                                                                           ----------------
                 Total liabilities .....................................................       10,395,443
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                               $  991,940,278
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ...................................        1,651,041
                 Net unrealized appreciation (depreciation) on investments .............       (4,132,286)
                 Accumulated net realized gain (loss) ..................................     (140,712,857)
                 Paid-in capital .......................................................    1,135,134,380
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                               $  991,940,278
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($991,940,278 / 91,279,720 outstanding shares of beneficial
                    interest, $.01 par value, unlimited number of shares                   ----------------
                    authorized) ........................................................           $10.87
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                        14 - Scudder Short Term Bond Fund

                             Statement of Operations

                          year ended December 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ...............................................................   $  74,703,631
                                                                                           ----------------
                 Expenses:
                 Management fee .........................................................       5,850,577
                 Services to shareholders ...............................................       2,726,758
                 Custodian and accounting fees ..........................................         268,474
                 Trustees' fees and expenses ............................................          48,074
                 Reports to shareholders ................................................         190,367
                 Auditing ...............................................................          65,712
                 Legal ..................................................................          25,993
                 Registration fees ......................................................          47,033
                 Other ..................................................................          61,344
                                                                                           ----------------
                 Total expenses before reductions .......................................       9,284,332
                 Expense reductions .....................................................          (6,802)
                                                                                           ----------------
                 Expenses, net ..........................................................       9,277,530
                -------------------------------------------------------------------------------------------
                 Net investment income                                                         65,426,101
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ............................................................       1,799,870
                 Futures ................................................................     (18,440,794)
                 Options ................................................................         (11,842)
                 Reimbursement by Adviser (Note C) ......................................      12,808,543
                                                                                           ----------------
                                                                                               (3,844,223)
                                                                                           ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ............................................................     (16,857,941)
                 Futures ................................................................         660,661
                                                                                           ----------------
                                                                                              (16,197,280)
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                   (20,041,503)
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  45,384,598
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                        15 - Scudder Short Term Bond Fund

                       Statements of Changes in Net Assets

                                                                                       Years Ended December 31,
Increase (Decrease) in Net Assets                                                       1998               1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .........................................   $  65,426,101     $   85,116,159
                 Net realized gain (loss) from investment transactions .........      (3,844,223)       (20,654,427)
                 Net unrealized appreciation (depreciation) on
                    investment transactions during the period ..................     (16,197,280)        11,486,176
                                                                                  ----------------  -----------------
                 Net increase (decrease) in net assets resulting from
                    operations .................................................      45,384,598         75,947,908
                                                                                  ----------------  -----------------
                 Distributions to shareholders from:
                 Net investment income .........................................     (62,427,806)       (78,060,393)
                                                                                  ----------------  -----------------
                 Fund share transactions:
                 Proceeds from shares sold .....................................     425,742,760        225,970,263
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ..............................      47,687,597         58,987,223
                 Cost of shares redeemed .......................................    (629,978,033)      (585,484,724)
                                                                                  ----------------  -----------------
                 Net increase (decrease) in net assets from Fund share
                    transactions ...............................................    (156,547,676)      (300,527,238)
                                                                                  ----------------  -----------------
                 Increase (decrease) in net assets .............................    (173,590,884)      (302,639,723)
                 Net assets at beginning of period .............................   1,165,531,162      1,468,170,885
                 Net assets at end of period (including undistributed
                    net investment income of $1,651,041 and $379,071,             ----------------  -----------------
                    respectively) ..............................................   $ 991,940,278     $1,165,531,162
                                                                                  ----------------  -----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .....................     105,576,081        132,860,852
                                                                                  ----------------  -----------------
                 Shares sold ...................................................      38,872,025         20,508,345
                 Shares issued to shareholders in reinvestment of
                    distributions ..............................................       4,362,339          5,352,697
                 Shares redeemed ...............................................     (57,530,725)       (53,145,813)
                                                                                  ----------------  -----------------
                 Net increase (decrease) in Fund shares ........................     (14,296,361)       (27,284,771)
                                                                                  ----------------  -----------------
                 Shares outstanding at end of period ...........................      91,279,720        105,576,081
                                                                                  ----------------  -----------------

    The accompanying notes are an integral part of the financial statements.


                        16 - Scudder Short Term Bond Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                         Years Ended December 31,
                                                                           1998(a)    1997(a)     1996(a)      1995        1994
------------------------------------------------------------------------------------------------------------------------------------
                                                                       -------------------------------------------------------------
Net asset value, beginning of period ...............................      $ 11.04     $ 11.05    $ 11.35     $ 10.91     $ 12.01
                                                                       -------------------------------------------------------------
Income from investment operations:
Net investment income ..............................................          .66         .73        .74         .71         .81
Net realized and unrealized gain (loss) on investments .............         (.19)       (.07)      (.32)        .44       (1.15)
                                                                       -------------------------------------------------------------
Total from investment transactions .................................          .47         .66        .42        1.15        (.34)
                                                                       -------------------------------------------------------------
Less distributions:
From net investment income .........................................         (.64)       (.67)      (.72)       (.43)       (.64)
From tax return of capital .........................................           --          --         --        (.28)       (.12)
                                                                       -------------------------------------------------------------
Total distributions ................................................         (.64)       (.67)      (.72)       (.71)       (.76)
                                                                       -------------------------------------------------------------
                                                                       -------------------------------------------------------------
Net asset value, end of period .....................................      $ 10.87     $ 11.04    $ 11.05     $ 11.35     $ 10.91
                                                                       -------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ...................................................         4.34(b)     6.17       3.86       10.74       (2.87)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .............................          992       1,166      1,468       1,823       2,136
Ratio of operating expenses net, to average daily net assets (%) ...          .86         .86        .80         .75         .73
Ratio of operating expenses before expense reductions, to
  average daily net assets (%) .....................................          .86         .86        .80         .75         .73
Ratio of net investment income to average daily net assets (%) .....         6.07        6.64       6.66        6.37        6.93
Portfolio turnover rate (%) ........................................         95.4        39.4       61.8       101.1        65.3

(a) Per share amounts have been calculated using weighted average shares outstanding.

(b) If the Adviser had not reimbursed the Fund (Note C), the total return for the year ended December 31, 1998 would have been lower.


                        17 - Scudder Short Term Bond Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Short Term Bond Fund (the "Fund") is a diversified series of Scudder Funds Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund sold and purchased interest rate futures to hedge against changes in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the year ended December 31, 1998, the Fund purchased options on interest rate futures to manage the duration of the portfolio.


                       18 - Scudder Short Term Bond Fund

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on interest and foreign withholding taxes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.


                       19 - Scudder Short Term Bond Fund

At December 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $140,296,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002 ($27,264,000), December 31, 2003 ($60,090,000), December 31, 2004
($27,917,000), December 31, 2005 ($18,998,000) and December 31, 2006
($6,027,000), the respective expiration dates.

Distribution of Income and Gains. Substantially all of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in futures, options, mortgage-backed securities, foreign currency contracts, and foreign currency denominated investments. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

For the year ended December 31, 1998, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $741,928,689 and $941,175,177, respectively. Purchases and sales of U.S. Government obligations aggregated $227,521,797 and $211,086,875, respectively.

The aggregate face value of futures contracts opened and closed during the year ended December 31, 1998 was $18,290,714,979 and $18,495,572,818, respectively.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.60% on the first $500,000,000 of average daily net assets, 0.50% on the next $500,000,000 of such net assets, 0.45% on the next $500,000,000 of such net assets, 0.40% on the next $500,000,000 of such net assets, 0.375% on the next $1,000,000,000


                       20 - Scudder Short Term Bond Fund
of such net assets and 0.35% on such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. Effective October 1, 1998, the Adviser has agreed not to impose all or a portion of the Fund's management fee until September 30, 1999 in order to maintain the annualized expenses of the Fund at not more than .85% of average daily net assets. For the year ended December 31, 1998, the Adviser did not impose a portion of its management fee aggregating $6,802, and the amount imposed aggregated $5,843,775. This was equivalent to an annualized effective rate of .54% of the Fund's daily net assets. During the year ended December 31, 1998, the Adviser reimbursed the Fund $12,808,543 for losses incurred in connection with certain portfolio transactions, and in addition $150,000 has been credited to capital and is due from the Adviser at December 31, 1998.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $1,628,687 charged to the Fund by SSC for the year ended December 31, 1998, of which $120,576 is unpaid at December 31, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended December 31, 1998, the amount charged to the Fund by STC aggregated $561,842, of which $43,732 is unpaid at December 31, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1998, the amount charged to the Fund by SFAC aggregated $158,205, of which $11,816 is unpaid at December 31, 1998.

The Trust pays each of its Trustees not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1998, Trustees' fees and expenses aggregated $48,074.

                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to 33 percent of its net assets under the agreement.


                       21 - Scudder Short Term Bond Fund

                        Report of Independent Accountants

To the Trustees of Scudder Funds Trust and to the Shareholders of Scudder Short Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Short Term Bond Fund (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
February 25, 1999


                       22 - Scudder Short Term Bond Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Short Term Bond Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        56,127,339          1,514,259         2,577,804             0


2. To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        50,811,662          3,017,662         3,234,871         3,155,207





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                        23 - Scudder Short Term Bond Fund

                         Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Stephen A. Wohler*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary




                        *Scudder Kemper Investments, Inc.

                        24 - Scudder Short Term Bond Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series--
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                        25 - Scudder Short Term Bond Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                        26 - Scudder Short Term Bond Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                        27 - Scudder Short Term Bond Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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